SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 31, 2002


                          ClearOne Communications Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


               UTAH                 0-17219                   87-0398877
-----------------------------   ---------------         ----------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)          Identification Number)


                  1825 Research Way, Salt Lake City, Utah 84119
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 975-7200
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)



                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.  Acquisitions or Dispositions of Assets.

     On May 31, 2002, ClearOne completed its acquisition of E.mergent, Inc. (the "Merger"). The Merger occurred pursuant to the terms of an Agreement and Plan of Merger dated January 21, 2002, by and among ClearOne, E.mergent, and Tundra Acquisition Corporation, a wholly owned subsidiary of ClearOne. To effect the Merger, E.mergent was merged with and into Tundra Acquisition Corporation and Tundra Acquisition Corporation has continued as the surviving corporation under the name E.mergent, Inc.

     As a result of the Merger, each share of E.mergent's common stock that was outstanding at the effective time of the Merger was converted into the right to receive $1.1667 in cash and 0.138858 of a share of ClearOne's common stock. ClearOne issued approximately 868,900 shares of its common stock to former E.mergent stockholders. The shares of ClearOne common stock issued in connection with the Merger were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-4 (File No. 333-82242). This registration statement was declared effective on May 7, 2002.

     In addition to the shares of ClearOne common stock issued in connection with the Merger, ClearOne assumed all options to purchase E.mergent common stock that were outstanding at the effective time of the Merger. These options were converted into the right to acquire shares of ClearOne's common stock in the future. The aggregate number of shares issuable upon the exercise of each stock option, and the exercise price of each stock option, were determined using an option exchange ratio of approximately 0.2054. ClearOne has reserved a total of approximately 4,100 shares of common stock issuable upon exercise of these outstanding options.

     ClearOne's acquisition of E.mergent was intended to qualify partially as a tax-deferred reorganization under Section 368(a) of the Internal Revenue Code.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

     ClearOne will file financial statements under cover of Form 8-K/A no later than August 14, 2002 (60 days after this Report is required to be filed).

     (b)  Pro Forma Financial Information.

     ClearOne will file pro forma financial information under cover of Form 8-K/A no later than August 14, 2002 (60 days after this Report is required to be filed).

     (c)  Exhibits


Exhibit
  No.                            Description

2.1 Agreement and Plan of Merger, dated January 21, 2002, by and among ClearOne, E.mergent, and Tundra Acquisition Corporation (Incorporated by reference to Exhibit 2.2 to ClearOne's Registration Statement on Form S-4 (File No. 333-82242) filed with the Securities and Exchange Commission on May 7, 2002).

2.2 Amendment No. 1 to Agreement and Plan of Merger, dated March 29, 2002, by and among ClearOne, E.mergent, and Tundra Acquisition Corporation (Incorporated by reference to Exhibit 2.3 to ClearOne's Registration Statement on Form S-4 (File No. 333-82242) filed with the Securities and Exchange Commission on May 7, 2002).

99.1      Press Release of ClearOne dated May 31, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, theRegistrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLEARONE COMMUNICATIONS INC.
                                    (The Registrant)



                                    By:  /s/ Randall J. Wichinski
                                       -----------------------------------------
                                    Its: Chief Financial Officer




                                  EXHIBIT INDEX


Exhibit
  No.                            Description

2.1 Agreement and Plan of Merger, dated January 21, 2002, by and among ClearOne, E.mergent, and Tundra Acquisition Corporation (Incorporated by reference to Exhibit 2.2 to ClearOne's Registration Statement on Form S-4 (File No. 333-82242) filed with the Securities and Exchange Commission on May 7, 2002).

2.2 Amendment No. 1 to Agreement and Plan of Merger, dated March 29, 2002, by and among ClearOne, E.mergent, and Tundra Acquisition Corporation (Incorporated by reference to Exhibit 2.3 to ClearOne's Registration Statement on Form S-4 (File No. 333-82242) filed with the Securities and Exchange Commission on May 7, 2002).

99.1      Press Release of ClearOne dated May 31, 2002.